Our mission at Rani is to end painful injections for the millions of patients suffering from chronic diseases. Rani Therapeutics Corporate Presentation September 2023

This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Forward-looking statements are based on information available at the time those statements are made or on management's good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include Rani Therapeutics Holdings, Inc.’s (“Rani,” “we,” “us,” or “our”) future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, and our ability to achieve and maintain future profitability, those risks inherent in the preclinical and clinical development process and the regulatory approval process, timing of clinical trial initiation for our pipeline programs, achievement of milestones with respect to our pipeline programs, the risks and uncertainties in commercialization and gaining market acceptance, the commercial potential of oral biologics and in particular our core pipeline, our ability to expand use of RaniPill devices to new therapeutic areas or molecules, our ability to complete development of the RaniPill HC or any redesign and conduct additional preclinical and clinical studies of the RaniPill HC or any future design of the RaniPill to accommodate higher target payloads, the risks associated with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our product candidates, the risk that we will be unable to obtain necessary capital when needed on acceptable terms or at all, our ability to enter into strategic partnerships and to achieve the potential benefits of such partnerships, competition from other products or procedures, our reliance on third-parties to conduct our clinical and non-clinical trials, our reliance on single-source third-party suppliers to manufacture clinical, non-clinical and any future commercial supplies of our product candidates, our ability to continue to scale and optimize our manufacturing processes by expanding our use of automation, our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act, the extent and duration of potential business disruptions such as the COVID-19 pandemic and the conflict between Ukraine and Russia, our expectations regarding customer demand for our product candidates, increased regulatory requirements and other factors that are set forth in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 22, 2023, and our other public filings made with the SEC and available at www.sec.gov. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “look forward,” “will” or “would,” or the negative of these terms or other comparable terminology. Investors are cautioned that such statements, including, without limitation, those regarding: the progress and focus of our current and future clinical trials, potential of our platform technology, expected pipeline development milestones, and potential addressable markets for our technology and other statements that are not historical facts, constitute forward-looking statements. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Rani does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Footnotes are consolidated on a slide at the end of the presentation. Forward-Looking Statements

Mir Hashim, Ph.D. Chief Scientific Officer Talat Imran Chief Executive Officer Eric Groen General Counsel Svai Sanford Chief Financial Officer Rani Therapeutics is a public, clinical stage biotech company developing a platform technology for the oral delivery of biologic drugs. Betsy Gutierrez Vice President, Quality Kate McKinley Chief Business Officer Arvinder Dhalla, Ph.D. Vice President, Clinical Development Jacques Van Dam, M.D. Vice President, Medical Affairs

Rani’s Technology and Approach Is a Potential Breakthrough For The Oral Delivery of Biologics Rani Is Pioneering Oral Biologics with Potential Best In Class Technology Delivery mechanism has potential to deliver a wide range of biologics / large molecules Has demonstrated successful delivery of antibodies, peptides, proteins, and other large molecules Demonstrated bioavailability comparable to or better than subcutaneous injection Flexibility to titrate doses and dosing schedules to provide for optimum clinical efficacy Potential first in class and best in class oral delivery device platform with the most clinical data Approaching Phase 2 clinical trials while most competitors are still in preclinical / benchtop testing True Platform Technology Bioavailability Ahead of Other Oral Devices

Substantial Unmet Need for Oral Administration of Biologics 76% of patients with injection regimen of every 6 months [1] 38% of patients who self administer injections said they frequently skip doses [3] 88% of patients with injection regimen of every 2 weeks [2] Inconvenience impacts treatment adherence 81% of endocrinologists would initiate basal insulin therapy earlier with an oral option [3] Therapies could start earlier with an oral alternative Rani is Developing an Oral Delivery Platform to Address this Unmet Need Patients prefer daily pill over current injection regimen

Rani’s Approach: Opportunity Strategy Value Combine the efficacy of biologics with the convenience of small molecules Best Therapeutic + Best Delivery Drive internal pipeline programs forward to unlock value of assets and advance platform development Actively pursue partnering the technology with valuable third-party assets through licensing and program development Novel Programs: Potential to create significant advantage for novel assets with differentiated and potentially superior product Life Cycle Management: Potential to expand market / create meaningful new opportunity for already approved molecules while extending patent protection

Rani - Confidential Partnered with Celltrion On Two Important Assets Potential to Disrupt Billion-Dollar Markets with First Oral Option for Biologic Therapies in Psoriasis and Psoriatic Arthritis Ustekinumab Biosimilar (RT-111) Combining proven, high value drugs with competitive and disruptive technology Two partnerships that validate the RaniPill platform 7 Adalimumab Biosimilar (RT-105) Lead Indication: Psoriasis Market Size: $9.7B in Stelara® (ustekinumab) sales in 2022 [4] Lead Indication: Psoriatic Arthritis Market Size: $21.2B in Humira® (adalimumab) sales in 2022 [5]

Productive Pipeline Across a Variety of Therapeutic Areas

PROGRAM	INDICATION	FORMULATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT EXPECTED MILSTONE*
Core Programs							
RT-102	**Osteoporosis**	**PTH-OP**					Initiate Phase 2 in 2023
RT-111	**Psoriasis**	**Ustekinumab****					Initiate Phase 1 in 2023
RT-105	**Psoriatic Arthritis**	**Adalimumab****					Initiate Phase 1
RT-110	**Hypo-parathyroidism**	**PTH - Hypo**					Initiate Phase 1
RT-101	**NETs / Acromegaly*****	**Octreotide**					Optimizing formulation

RT-XXX refers to the RaniPill capsule containing a biologic in a proprietary Rani formulation
* Clinical timelines are subject to potential regulatory agency review delays
** Partnered with Celltrion, Inc. Celltrion grants Rani a license and drug supply for the drug and has a right of first negotiation following Phase 1.
*** Each of these indications will require separate trials.

Rani THERAPEUTICS
8

Robust Database to Support Our Technology 14 Molecules Assessed antibodies, peptides, and large proteins 3 Pharmacodynamic studies conducted 2 Phase I Studies completed 193 RaniPill Capsules administered in 106 humans* >6800 Capsules tested in vitro & in vivo Preclinical Clinical Well-Tolerated with No Serious Adverse Events Observed in Clinical Studies to Date Repeat Dose Study completed * As of 8/1/23

Rani‘s Approach Designed to deliver any biologic Painless, transenteric injection Highly efficient rout of delivery Bioavailability comparable to a subcutaneous injection Mucosal cell barrier prevents drug absorption Chemical Approach Only applicable to small peptides Highly inefficient delivery Poor bioavailability, typically <1% High variability

Adverse Events  All RaniPill-related AEs from Subjects Completing RaniPill Arms of Phase 1 studies Adverse Events (N=91)  Transient Abdominal Pain* 2 (2%)  Burping** 1 (1%) * Abdominal pain classified as mild ** Burping lasted 2 days and was classified as moderate In two Phase 1 studies: RaniPill was well-tolerated No serious adverse events Rani Platform has Clinically Demonstrated Tolerability and Favorable Safety Profile

RaniPill Has Demonstrated High Reliability in Clinical Studies 25% 75% 95% 80% 50% 80% 67% 91% RT-102 PTH Phase 1 Study (Part 1 & Part 2) Approved Oral Formulation of Semaglutide [6] RT-102 Phase 1 Study Demonstrated Drug Delivery Reliability Greater than Delivery Reported in Single-Dose Trial of Currently Approved Product* 90% success rate means the chance of consecutive failures in a daily dosing regimen is less than once per quarter Robust patent portfolio with over 425 patent applications filed and 225 patents granted** 12 * Data not from head-to-head study ** As of 12/31/22

Demonstrated Biologic Activity in Preclinical Pharmacodynamic Studies Teriparatide (RT-102) Increased Bone Mineral Density in Rat Osteoporotic Model Insulin (RT-104) Induced Rapid Glucose Disposal in Swine Under a Euglycemic Clamp Factor VIII (RT-108) Normalized Coagulopathy in A Canine Model of Hemophilia A IP Delivery (to mimic RaniPill delivery) for 6 weeks Increased BMD in Ovariectomized Rats Comparable to SC Teriparatide Injections Osteoanabolic Effect of RT-102 Drug Substance on Whole Body Bone Mineral Density (BMD) RT-104 Elicited More Rapid Glucose Disposal than SC Dose A Single Oral RaniPill Normalized the Coagulopathy for 3 Days Comparable to the Same Standard IV Dose Normal Clotting time Daily dosing for 6 weeks of saline (control) or drug; N=10 per group * IP delivery is intraperitoneal delivery Single dose of 150IU/kg (RP or IV) N=1 per group 0.200 0.180 0.160 0.140 0.120 0.100 Normal * OVX-Control OVX-RT-102 OVX-Teriparatide Means ± 95% Confidence limits * p ≤0.05 vs OVX –Controls, ANOVA/ Dunnett’s

Pipeline Programs

RT-102: Positive Phase I Data for Osteoporosis Forteo SC 20µg RT-102 20µg RT-102 80µg Cmax (pg/mL) 128 ± 64 98 ± 35.5 971 ± 826 Tmax (minutes) 13 68 60 AUC (pg*h/mL) 126 ± 91 343 ± 123 2600 ± 2410 Relative BA (%) ~300% ~400% PK Parameters PK Profiles of Single Doses of RT-102 Milestones & Anticipated Next Steps: Presented at ENDO 2023 Initiate Phase 2 Study in 2023 RT-102 was well-tolerated Completed 7-day repeat dosing No serious adverse events Safety & Tolerability:

Study Design: Phase 2, open-label, dose-finding study of RT-102 Dosing Arms: Forteo SC 20 µg dose (N=25) RT-102 20 µg dose (N=25) Patient Population: Postmenopausal women with osteoporosis defined as BMD T-score ≤-2.5 and ≥-4.0 at either the lumbar spine (L1-L4), femoral neck, and/or total hip, measured by DXA scan Endpoint: Changes in bone growth biomarkers (P1NP, CTX and Osteocalcin) at 8 weeks Study Sites: Eastern Europe (Georgia, Estonia, Romania, Slovakia, and the Czech Republic) RT-102 Phase 2 Trial Expected to Initiate in 2023

RT-111: Oral Ustekinumab Development RT-111 Capsules 0.5 mg Showed 94% Relative Bioavailability Compared to SC Injection Route Pharmacokinetic Parameters  (Mean ± SEM) Cmax  (µg/mL) Tmax  (day) AUC (day. µg/mL) SC 0.5 mg (n = 5) 0.60 ± 0.05 2.8 ± 0.58 6.01 ± 0.68 RT-111 Capsules 0.5 mg (n=6) 0.75 ± 0.07 2.3 ± 0.3 5.63 ± 0.59 All animals receiving RT-111 in preclinical testing showed successful drug delivery (100% device success rate) Anticipated Next Steps: On track to begin Phase I trial in 2023 Single dose, healthy volunteers - Testing doses of 0.5 and .75 mg

RT-105: Oral Adalimumab Development


Human PK Data of Adalimumab (2.5mg):
Endoscopic Injection (IJ)* vs. Subcutaneous
(SC) Injection
Serum Adalimumab (ng/mL)
400
350
300
250
200
150
100
50
0
-50
-1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Time (Days)
IJ (n = 2)
SC (n = 3)

* IJ route mimics Rani route of administration

Adalimumab Delivered via the RaniPill Route of Administration Demonstrated PK Comparable to SC Injection

Anticipated Next Steps:

- Begin Phase I trial with RaniPill HC

Rani THERAPEUTICS
Rani - Confidential

18

RT-110: Oral Long-Acting PTH for Hypoparathyroidism Hypoparathyroidism Market Opportunity: Significant unmet medical need Conventional therapy aimed at short-term symptom management with large doses of oral calcium and active vitamin D as first-line therapy option Market forecast to reach $2.64B by 2030 [7] All other long-acting PTH formulations currently under development are daily injections Long-acting formulation extends PTH serum concentrations up to 72 hours Daily dosing simulation shows that preclinical data generated with RT-110 can achieve steady-state within the defined therapeutic window for hypoparathyroidism patients Rani Long-Acting PTH Formulation Repeat Dose Simulation Based on Early PK RT-110 Could Be a Significantly Differentiated Product in This Therapeutic Landscape Physiological PTH (1-34) = 4-26 pg/ml

Discovery Programs

Actively Investigating Through Preclinical Work: Strategic Focus Areas Our Technology is Designed to Enable a Broad Set of Opportunities for Asset Development Initial Focus: Endocrinology & Immunology Obesity / Metabolic Diseases Oligonucleotides Fertility Proteins Peptides Antibodies $50BN+* initial market opportunity based on core pipeline programs * Includes third-party estimates of global TNFa inhibitors market (all indications) in 2021, global octreotide market in 2022, global parathyroid hormone market in 2022, and reported global sales of Stelara in 2022.

RaniPill HC (High Capacity) Expands the RaniPill Platform



Dissolvable microneedle
Liquid drug
Large drug reservoir for increased capacity

Increased Payload of Up to 20mg

- Enables potential delivery of 90+ additional drug candidates including:

Keytruda (pembrolizumab) | Herceptin (trastuzumab) | Cosentyx (secukinumab)
Dupixent (dupilumab) | Enbrel (etanercept)

Transenteric Delivery of Liquid Drug

- Minimizes formulation steps required

Leverages Common Components and Manufacturing Processes from RaniPill GO

Rani THERAPEUTICS

* Device design shown for illustrative purposes only; actual design may differ

22

Recent Preclinical Studies* of RaniPill HC Achieved 18/20 Successful Deployments of Teriparatide in Awake Canines

Endpoint: Successful drug delivery confirmed by positive drug signal for teriparatide

Study #1: Two RaniPill HC capsules containing 40μg teriparatide were administered to 5 awake canines sequentially (second capsule administered after deployment of previous device was confirmed)

→ 10/10 Successful deployments were confirmed resulting in a 100% success rate

Study #2: RaniPill HC capsule containing 40μg teriparatide was administered to 10 awake canines

→ 8/10 Successful deployments were confirmed resulting in an 80% success rate

Cumulative Success Rate Across Two Preclinical Studies = 90%

* Devices used in these studies were separate iterations, and may not comprise all the same components expected in a final version.

Preliminary Preclinical Testing Supports Potential for RaniPill HC to Have High Reliability

23

RaniPill HC Shows Drug Signal Comparable to SC Injection*

Fe57 Delivered Via the RaniPill HC in Awake Canines



[Fe57] (µg/dL*kg)
0
2
4
6
8
10
12
Time (hours)
RaniPill 1
RaniPill 2
SC Average

PK Curves of Adalimumab ~18 mg delivered via RaniPill HC and Historical RaniPill Data with Adalimimab Biosimilar in Awake Canines



All data are means ± Standard Deviation (SD)
Serum Adalimumab (µg/mL)
14
12
10
8
6
4
2
0
RaniPill™ HC adalimumab (18 mg) (n=3)
Adalimumab biosimilar 5 mg (n=2)
Adalimumab biosimilar 2.5 mg (n=3)
Time (days)

- RaniPill HC Containing Fe57 Showed Positive Drug Signal Comparable to SC Injection
- The PK curves indicate linear, dose-dependent increases in drug exposures

* Devices used in these studies were separate iterations, and may not comprise all the same components expected in a final version.

Initial Analysis of Drug Delivery Via the RaniPill HC Shows Potential for Mimicking Parenteral Administration Routes

24

RaniPill HC Development On Track with Positive Preclinical Results

Preliminary Data*

- Two Recent Preclinical Studies Showed 18/20 Successful Drug Delivery (90% Success Rate)
- RaniPill HC Preclinical Study of N=2 Containing Fe57 Showed Positive Drug Signal Comparable to SC Injection

Next Steps & Anticipated Milestones

- Continue Preclinical Testing to Confirm Preliminary Reliability Rate and Optimize Performance
- Introduce RaniPill HC into the Clinic with RT-105, Oral Adalimumab

Rani THERAPEUTICS

* Devices used in these studies were separate iterations, and may not comprise all the same components expected in a final version.

25

Obesity/Metabolic: GLP-1 Clinical Study Rani has demonstrated high bioavailability of the GLP-1 agonist exenatide Presented as a late-breaking abstract at the American Diabetes Association Conference 2023 Key Drivers: Large and growing patient population seeking treatment options for obesity Approved therapies for obesity are non-ideal Majority of obesity treatments are monthly or weekly injectables Low bioavailability leading some to explore extremely high dosing (up to145x SC dose [8]) Small molecules unlikely for multi-agonist approach Rani Strategy: Target 25% reduction in weight with multi-agonist Dosing flexibility Convenience of QW dosing Fractionated QD dosing with potentially improved tolerability

Oligonucleotides: Preliminary Research with ASO Key Drivers: Emerging area of drug development that offers a promising alternative to therapies targeting downstream processes Chemistry attempts at oral delivery have had mixed results in terms of bioavailability Rani Strategy: Provide a safe and efficacious way to deliver ASOs orally Some prior oral administration attempts have shown five-fold increase in liver concentration.[9] Rani could potentially couple this with serum bioavailability equivalent to SC injection ASO administered via endoscopic injection that mimics RaniPill route of administration PK profiles for Rani route of administration and SC administration were comparable

Fertility: FSH Preclinical Study Key Drivers: Rani Strategy: Provide oral option to expand market opportunity even further with minimal manufacturing burden FSH delivered via the RaniPill Yielded Bioavailability Comparable to SC Injection Market Poised for significant growth: IVF services estimated at $3B market and projected to grow at a 10% rate through 2024 [10] Between 2009 and 2016, number of women in the US who froze their eggs rose by more than 1,000% [11] Cash pay for high-cost treatment 7–14-day treatment Burdensome and difficult to administer injections

Initiate a Phase 2 clinical trial with RT-102 in 2023 Initiate a Phase 1 clinical trial with RT-111 in 2023 Anticipated Upcoming Milestones & Progress Progress development of RaniPill HC towards clinic Evaluate platform further in strategic areas of focus

Clinically Demonstrated Bioavailability Comparable To or Better Than Approved Injectable Biologics Potential for Wide Range of Biologic Therapies to be Put into a RaniPill Best Therapeutic + Best Delivery The RaniPill is Reinventing the Oral Delivery of Biologics Platform Technology Differentiated Product Robust Database Patients Prefer Orals Peptides Monoclonal Antibodies Hormones Large Proteins

Rani - Confidential Thank You

Appendix

RT-102 Market opportunity Oral PTH (1-34) for Treatment of Osteoporosis Significant opportunity for an oral parathyroid hormone option for patients with osteoporosis Current anabolic (bone forming) therapies require daily or monthly injections Global PTH market expected to grow to $2.51B in 2026 at CAGR of 4% [13] Forteo (teriparatide) earned $613M in revenue in 2022 [14] 1.5 million fractures in the US related to osteoporosis yet fewer than 20% of women receive treatment for osteoporosis – even after breaking a bone [12] Oral option addresses injection aversion Potential to grow market with earlier intervention with an oral option

Daily Dosing Has the Potential for Positive Clinical Impact Daily Administration of Fractionated Doses Enables Tight Banding and Titration for More Controlled and Potentially More Effective Treatment Regimens Actual data from 45mg SC injections of ustekinumab every 12 Weeks vs simulated data for Daily Doses of 0.5mg or 0.75mg Celltrion infliximab subcutaneous Q2W* vs. IV administration Q8W*[15] Increased frequency showed significant association between improved clinical response with higher trough serum infliximab levels Serum Ustekinumab (µg/ml) Time (Days) 0 2 4 6 8 34

Financing & Shareholdings

Umbrella Partnership C Corporation (Up-C) Rani Therapeutics Holdings, Inc. (PubCo - Parent Company) “Class A Shares” Common Stock “Class B Shares” Common Stock Rani Therapeutics, LLC* (Subsidiary) 1 Class A unit LLC + Class B common = “paired interest” = 1 Class A common [1:1 conversion] 1 non-corresponding Class A unit LLC = 1 Class A common [1:1 conversion] *Holders of interests in Rani Therapeutics, LLC can exchange those interests (together with their Class B shares) for an equal number of shares of Class A common stock Insiders own 48% of Class A shares on “as exchanged” basis as of 6/30/23

AUGUST 2021 - IPO $ 84.3 million gross proceeds Bank of America Stifel Cantor Fitzgerald & Co. Canaccord Genuity BTIG Financing History AUGUST 2022 - LOAN Aggregate principal amount up to $45.0 million; $30M drawn to date Avenue Capital AUGUST 2022 – ATM Controlled EquitySM Sales Agreement $Up to $150 million [not utilized to date] Cantor Fitzgerald & Co. H.C. Wainwright & Co., LLC To date, Rani has financed its operations primarily through an IPO, private placements and long-term debt, as well as contract revenue generated from evaluation agreements

[1] Survey of U.S. Clinicians and Patients on Adoption of Novel Oral Drug Delivery Platform dated June 2, 2021, Frost & Sullivan. The independent third-party survey was commissioned by Rani Therapeutics. Product referenced is Prolia. Prolia patients surveyed (n=103) were aged 18 years or older and presently used Prolia as an injectable biologic to treat a condition. [2] U.S. Physician and Patient Assessment of the Rani Therapeutics Platform in Diabetes and Inflammatory Disease dated October 24, 2017, Frost & Sullivan The independent third-party survey was commissioned by Rani Therapeutics. Product referenced is Humira. Humira patients surveyed (n=501) were aged 18 years or older and presently used Humira as an injectable biologic to treat a condition. [3] U.S. Physician and Patient Assessment of the Rani Therapeutics Platform in Diabetes and Inflammatory Disease dated October 24, 2017, Frost & Sullivan The independent third-party survey commissioned by Rani Therapeutics. Patients surveyed were aged 18 years or older. Two patient groups included 501 patients taking Humira for the treatment of an inflammatory condition and 577 patients taking basal insulin for the treatment of diabetes. Physician group consisted of 61 U.S.-based endocrinologists. [4] Johnson & Johnson 2022 Annual Report. [5] Abbvie 2022 Annual Report. [6] Granhall et al, Clinical Pharmacokinetics (2019) 58:781–791 2019. In single dose study of oral semaglutide, highest percentage of subjects with measurable semaglutide plasma concentrations among dose groups was 66.7% (16/24). [7] Hypoparathyroidism Treatment Market Report, SNS Insider Strategy & Stats, May 2022. [8] Knop et al, The Lancet 2023 Jun 23; S01406736(23)01185-6. Study evaluated 50mg/day of oral semaglutide. Wegovy injectable maintenance dose is 2.4mg per week (see Wegovy Prescribing Information). [9] Genemark et al, An Oral Antisense Oligonucleotide for PCSK9 Inhibition, Science Translational Medicine, 12 May 2021, DOI 10.1126/scitranslmed.abe9117. [10] What's Next for the Fertility Market?, EviCore Health, 25 October 2021. [11] The Growing Popularity of Egg-Freezing, Quartz, 8 February 2022. [12] Boytsov, N. N., et al. (2017). Patient and Provider Characteristics Associated with Optimal Post-Fracture Osteoporosis Management. American Journal of Medical Quality, 32(6), 644–654. [13] Parathyroid Hormone Global Market Report 2023, The Business Research Company, February 2023. [14] Eli Lilly and Company 2022 Annual Report. [15] Combe, B., Allanore, Y., Alten, R., Caporali, R., Durez, P., Iannone, F., Nurmohamed, M. T., Toumi, M., Lee, S. J., Kwon, T. S., Noh, J., Park, G., & Yoo, D. H. (2021). Comparative efficacy of subcutaneous (CT-p13) and intravenous infliximab in adult patients with rheumatoid arthritis: A network meta-regression of individual patient data from two randomised trials. Arthritis Research & Therapy, 23(1). https://doi.org/10.1186/s13075-021-02487-x. References